UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  December 22, 2004
                                                      -------------------

                             AGU Entertainment Corp.

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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware

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                 (State or Other Jurisdiction of Incorporation)

        005-79752                                        84-1557072
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(Commission File Number)                      (IRS Employer Identification No.)


  3200 West Oakland Park Blvd., Lauderdale Lakes, Florida                33311
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (954) 714-8100

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              (Registrant's Telephone Number, Including Area Code)

                                       N/A

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           FORWARD- LOOKING STATEMENTS

     This report may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act and Section 21E of the
Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding the intent, belief or current expectations of us and members of our management team, as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Readers are urged to carefully review and consider the various disclosures made by us in this report and in our other reports filed with the SEC. Important factors currently known to management could cause actual results to differ materially from those in forward-looking statements. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. We believe that our assumptions are based upon reasonable data derived from and known about our business and operations.

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 22, 2004, we entered into a Securities Purchase Agreement, effective as of December 20, 2004 (the "Securities Purchase Agreement"), with Mitchell Entertainment Company, a Delaware limited liability company (the "Lender"), pursuant to which we issued to the Lender a secured convertible term note in the aggregate principal amount of $3,000,000 (the "Note") and a warrant to purchase up to 2,000,000 shares of our common stock (the "Warrant") at an initial exercise price of $2.00 per share. In connection with the closing of this loan transaction, we incurred issuance costs of approximately $200,000, which includes the reimbursement to the Lender for its costs and expenses (including legal fees) related to the loan transaction and a finders fee of $60,000 paid to Palmetto Services, Inc., an affiliate of the Lender.

         The Note bears interest at 10% per annum, payable monthly commencing on January 1, 2005. The maturity date of the Note is December 19, 2006, subject to the Lender's right to (a) extend the maturity date if we do not satisfy certain financial covenants or (b) to call the Note upon our failure to satisfy certain financial conditions or the cessation of the active participation in our business of certain key persons. In addition, the Lender has the right at any time to convert the principal amount of the Note, together with interest due thereon, into shares of our common stock at an initial conversion price of $1.50 per share. At any time after December 16, 2005, we have the right to cause the Lender to convert the entire principal amount of the Note into shares of our common stock provided:

      o all shares to be acquired by the Lender are freely tradable without restriction whatsoever,

      o the principal market for our common stock is either the NASD OTC Bulletin Board, the NASDAQ SmallCap Market, the National Market System, the American Stock Exchange or the New York Stock Exchange,

      o our common stock must have closed on the principal market at a price of not less than $5.00 per share for ninety (90) consecutive trading days within the one hundred (100) trading days terminating on the last trading day prior to the date of delivery of the mandatory conversion notice to the Lender,

      o we deliver to the Lender a certificate of our President, Chief Financial Officer and Secretary confirming that none of such persons knows of any fact or circumstance affecting us that would reasonably and foreseeably cause the closing price of our common stock to fall below $5.00 per share during the next thirty (30) trading days on the principal market, and

      o no event of default (as defined in the Note) exists and is continuing.

The Note may be pre-paid in part or in full at any time, subject to the Lender's right to purchase our common stock at the conversion price of the Note. In the event of the occurrence and continuance of an event of default (as defined in the Note) we are required to pay the Lender a default interest rate equal to 18% per annum. Upon an event of default and after any applicable grace period, the Lender may declare all outstanding principal, interest and other fees to be immediately due and payable. The Warrant is exercisable through the close of business on the later of (a) December 31, 2009 or (b) the maturity date of the Note. Both the Note and the Warrant provide for anti-dilution protection in the event we issue shares of our common stock at a per share price less than the conversion price of the Note and/or exercise price of the Warrant, in the event we issue additional shares of our common stock as a dividend or distribution; in the event we subdivide or combine our common stock; or in the event our EBITDA for the quarter ended September 30, 2006 is not at least $5,000,000. The Warrant also provides that if the SEC does not declare effective a registration statement covering the shares of common stock issuable upon exercise of the Warrant within the time periods set forth below, the number of shares that the holder of the Warrant will be entitled to receive upon exercise will be increased by 20,000 shares for each 30 day period of delay (prorated for partial periods) at the exercise price in effect immediately prior to such increase.

         We issued the Note and the Warrant in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and/or Regulation D of the Securities Act. We intend to issue any shares upon conversion of the Note or exercise of the Warrant in reliance upon Section 3(a)(9) of the Securities Act, Section 4(2) of the Securities Act, and/or Regulation D of the Securities Act. These securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend has been placed on the Note and Warrant issued, and will be placed on the shares issued upon the conversion of the Note and exercise of the Warrant.

         In connection with the issuance and sale of the Note and Warrant, on December 22, 2004 we entered into a Registration Rights Agreement, effective as of December 20, 2004 (the "Registration Rights Agreement"), with the Lender pursuant to which we agreed to (i) file a shelf registration statement covering the resale of the shares of our common stock issuable upon the conversion of the Note and exercise of the Warrant no later than April 30, 2005 and (ii) use our reasonable commercial efforts to cause such registration statement to be declared effective no later than 180 days after December 20, 2004. With respect to the shares of our common stock issuable upon the anti-dilution provisions contained in the Note and the Warrant, we agreed to file a shelf registration statement no later than 30 days after the occurrence of such an issuance and use our reasonable commercial efforts to cause such registration statement to be declared effective no later than 45 days after the filing date of such shelf registration statement. In addition, pursuant to the terms of the Registration Rights Agreement, we must use our reasonable commercial efforts to keep the shelf registration statements continuously effective under the Securities Act until the earlier of when (i) all the securities registered thereunder have been sold or (ii) all the securities thereunder may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k) under the Securities Act. We also granted certain piggyback registration rights pursuant to the Registration Rights Agreement. If we fail to meet certain of our obligations under the Registration Rights Agreement, the Registration Rights Agreement provides that we must pay to the holders of registrable securities (as defined in the Registration Rights Agreement) liquidated damages in the form of a cash payment equal to .5% of the original principal amount of the Note for each 30 day period (prorated for partial periods) for which we are in default of the Registration Rights Agreement until the applicable default is cured.

         As reported on our Current Report on Form 8-K filed with the SEC on November 30, 2004, the above described loan transaction was conditioned upon our acquisition of the real property located at 3200 West Oakland Park Boulevard, Lauderdale Lakes, Florida (the "Lauderdale Property"). On December 22, 2004, we entered into a Mortgage Deed and Security Agreement, Master Security Agreement, and Assignment of Rents, Leases and Deposits each of which was effective as of December 20, 2004 with the Lender pursuant to which our obligations to the Lender under the Note and related agreements are secured by a second mortgage on the Lauderdale Property (including all of our rights title and interest as lessor in and to all leases or rental arrangements of the Lauderdale Property) and substantially all of our assets and the assets and stock of our subsidiaries. On December 22, 2004, the Lender and the Seller (as defined below) also entered into a Subordination Agreement, effective as of December 20, 2004, which was agreed to, accepted and acknowledged by us, pursuant to which the parties agreed that the Lender's mortgage on the Lauderdale Property and other obligations due from us to the Lender shall be subordinate to the Seller's mortgage on the Lauderdale Property and other obligations due from us to the Seller.

         As an additional inducement to the Lender, on December 22, 2004 we also entered into an Environmental Indemnity Agreement, effective as of December 20, 2004, with the Lender pursuant to which we agreed to, among other things, indemnify the Lender against any claims, losses, fines, penalties, judgments, damages, costs or expenses (including attorney's fees, consultant fees, expert fees) and all other liabilities arising out of or resulting from activities on the Lauderdale Property involving toxic materials or the improper installation, maintenance or removal of any underground storage tank.

        All of the documents described above are filed herewith as exhibits and are incorporated herein by reference. The summary of the transaction set forth above is qualified in its entirety by reference to such exhibits.

        See also the disclosure contained in Item 2.01.

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On December 22, 2004, pursuant to the Agreement for Purchase and Sale, effective as of September 10, 2004, as amended by the Amendment for Purchase and Sale, effective as of October 25, 2004, and Amendment No. 2 to the Agreement for Purchase and Sale, effective as November 30, 2004 (together, the "Agreement"), with Charley Zeches, in her capacity as trustee of Lakes Holding Trust U/A (the "Seller"), we purchased the Lauderdale Property. The purchase price of the Lauderdale Property consisted of Eight Hundred Sixty Thousand Dollars ($860,000) in cash paid at or prior to closing, a convertible promissory note in the principal amount of Seven Million Dollars ($7,000,000) and 312,500 shares of our common stock.

         The purchase price was paid as follows: (i) we made a deposit in the amount of One Hundred Thousand Dollars ($100,000) on September 14, 2004 which was released from escrow on or about October 25, 2004, (ii) we issued 250,000 shares of our common stock to Elizabeth Buntrock, an affiliate of the Seller, on or about October 25, 2004 in reliance upon Section 4(2) of the Securities Act and/or Regulation D of the Securities Act, which shares have piggyback registration rights, (iii) we paid Six Hundred Fifty Thousand Dollars ($650,000) to the Seller at the closing, (iv) we issued a convertible promissory note to the Seller in the principal amount of Seven Million Dollars ($7,000,000) at the closing, (v) we issued 25,000 shares of our common stock on or about October 25, 2004 to Elizabeth Buntrock, in reliance upon Section 4(2) of the Securities Act and/or Regulation D under the Securities Act, which shares have piggyback registration rights, (vi) we paid Fifty Thousand Dollars ($50,000) to the Seller on October 29, 2004, (vii) we paid Twenty-Two Thousand Five Hundred Dollars ($22,500) to the Seller on November 10, 2004, (viii) we issued 37,500 shares of our common stock on or about December 14, 2004 to Elizabeth Buntrock, in reliance upon Section 4(2) of the Securities Act and/or Regulation D under the Securities Act, which shares have piggyback registration rights, and (ix) we paid Thirty-Seven Thousand Five Hundred Dollars ($37,500) to the Seller on November 29, 2004. The purchase price described above includes $100,000 in cash and 62,500 shares of our common stock issued in connection with Seller's agreeing to extend the closing date of this transaction beyond the original close date that had been contemplated in the Agreement.

         The Seller may, at any time, convert all or any portion of the promissory note described above into shares of our common stock at a conversion price of $2.50 per share (subject to certain adjustments). Any shares of our common stock issued upon conversion will be issued in reliance on Section 3(a)(9) of the Securities Act, Section 4(2) of the Securities Act and/or Regulation D of the Securities Act and will include piggyback registration rights. Subject to the Seller's right of conversion, we may prepay all amounts owing under the promissory note without penalty. The promissory note accrues interest at an annual rate of 6.5%, payable monthly commencing on January 1, 2005 and shall mature on November 1, 2005. At the closing, we deposited into an escrow account a prepayment of interest and estimated real estate taxes in the amount of One Hundred Fifty Thousand Dollars ($150,000). We will deposit into an escrow account, additional quarterly prepayments of interest and estimated real estate taxes, each in the amount of One Hundred Forty-Five Thousand Dollars ($145,000) on January 25, 2005, April 25, 2005 and August 25, 2005. The
promissory note also requires that a principal payment in the amount of Two Hundred Fifty Thousand Dollars ($250,000) be paid on April 25, 2005. If we are delinquent in any payments required under the promissory note, we must pay to the Seller, in addition to any interest or other sums payable under the promissory note, a service charge equal to 5% of the amount of any payment received by the Seller 10 days or more after the due date thereof. Upon the occurrence of any other default under the promissory note or under any of the Loan Documents (as defined in the promissory note) we shall pay the Seller, on demand, interest on all sums outstanding at 18% per annum. In the event of the continuation of any default in the payment of any interest, principal or escrows under the promissory note for a period of 10 days after due, or in the event the Seller deems itself insecure or upon the occurrence of any other event of default under the promissory note, any of the Loan Documents, any other documents delivered to the Seller in connection with the promissory note or any other obligation of us to the Seller, then the Seller may declare the entire outstanding principal, interest and other charges to be immediately due and payable.

         In addition to the aggregate purchase price, in consideration of the initial extension of the closing date, we issued 25,000 shares of our common stock on or about October 25, 2004 to AUW, Inc., which assisted us and the Seller in connection with the sale and purchase of the Lauderdale Property, in reliance upon Section 4(2) of the Securities Act and/or Regulation D under the Securities Act, which shares have piggyback registration rights. In addition, pursuant to the sale agreements, we agreed that AUW, Inc. will be provided an office (free of charge as to rent only) in the Building through November 30, 2005.

         On December 22, 2004, we also entered into a Mortgage Deed and Security Agreement and Assignment of Rents, Leases and Deposits each of which was effective as of December 20, 2004 with the Seller pursuant to which our obligations to the Seller under the promissory note and related agreements are secured by a mortgage on the Lauderdale Property (including all of our rights title and interest as lessor in and to all leases or rental arrangements of the Lauderdale Property).

         The material terms of this transaction previously disclosed in our current reports on Forms 8-K filed with the SEC on September 20, 2004, October 29, 2004 and December 14, 2004 are incorporated herein by reference. All of the documents described above are filed herewith as exhibits or were previously filed with the SEC and are incorporated herein by reference. The summary of the transaction set forth above is qualified in its entirety by reference to such exhibits.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT.

         See the disclosure contained in Item 1.01 and 2.01 above and 3.02 below.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

         On each of October 8, 2004, October 12, 2004, October 13, 2004, October 15, 2004, October 19, 2004, November 2, 2004, November 9, 2004, November 16,
2004, November 18, 2004, November 23, 2004, November 29, 2004, November 30, 2004, December 3, 2004, December 6, 2004, December 7, 2004, December 8, 2004,
December 9, 2004 and December 15, 2004,  we entered into  separate  Subscription

Agreements with several accredited  investors.  Pursuant to such agreements,  we issued (i) convertible promissory notes in aggregate principal amount of $675,000, which notes accrue interest at an annual rate of 10%, mature in October, November or December of 2006, and are convertible at any time into shares of common stock at a conversion price of $3.00 per share, subject to certain adjustments, and (ii) warrants to purchase an aggregate of 132,335 shares of our common stock at an exercise price of $3.00 per share, subject to certain adjustments. We have the right to cause each holder of convertible promissory notes described above to convert his, her or its notes in the event the market closing price of our common stock is greater than $5.00 per share for more than 20 consecutive trading days at anytime during the term of his, her or its note. If any required payment under a convertible promissory note is not paid within 15 days from and including its due date, then in such event, all past due amounts under such convertible promissory note will be subject to a late penalty of five cents on every dollar owed. If we fail to pay principal and/or interest on the date on which it falls due or to perform any of the agreements, conditions, covenants, provisions, or stipulations contained in a convertible promissory note, then the holder of such note, at his, her or its option may declare immediately due and payable the entire unpaid balance of principal with interest from the date of default at the rate of 10% per year. In such case, the holder of the note may also recover all costs in connection with suit, a reasonable attorney's fee for collection, and interest on any judgment obtained by such holder at the rate of 10% per year. The warrants are all immediately exercisable and mature two years from the date of issuance. We issued the aforementioned securities in reliance upon Section 4(2) of the Securities Act and/or Regulation D of the Securities Act. We intend to issue any shares upon conversion or exercise of the securities in reliance upon Section 3(a)(9) of the Securities Act, Section 4(2) of the Securities Act, and/or Regulation D of the Securities Act. These securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend has been placed on the securities issued, and will be placed on the shares issued upon the conversion or exercise (as applicable) of such securities. The security issuances described in this paragraph include convertible promissory notes in aggregate principal amount of $228,000 disclosed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 as being issued in October and November 2004.

         As previously disclosed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, we also issued (i) on October 30, 2004, an aggregate of 889,827 shares of common stock to an individual upon conversion of certain promissory notes in aggregate principal amount of $2,599,000, plus accrued interest of $70,480, at a conversion price of $3.00 per share and (ii) on November 3, 2004, 41,000 shares of common stock to an individual upon conversion of a convertible promissory note in aggregate principal amount of $50,000 plus accrued interest. We issued the aforementioned securities in reliance upon Section 3(a)(9), Section 4(2) of the Securities Act and/or Regulation D of the Securities Act.

         See also the disclosure in Item 1.01 and 2.01 above. The security issuances described in Item 2.01 include 300,000 shares of our common stock which we previously disclosed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 as being issued during October and November 2004.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

            4.1 Secured Convertible Term Note issued by AGU Entertainment Corp., The Tube Music Network, Inc. and Pyramid Records International, Inc. to Mitchell Entertainment Company.

            4.2 Common Stock Purchase Warrant of AGU Entertainment Corp. issued to Mitchell Entertainment Company.

            4.3 Promissory Note issued by AGU Entertainment Corp. to Charley Zeches, in her capacity as trustee of Lakes Holding Trust U/A.

            10.1 Securities Purchase Agreement, effective as of December 20, 2004, by and among AGU Entertainment Corp., The Tube Music Network, Inc., Pyramid Records International, Inc. and Mitchell Entertainment Company. AGU will furnish to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

            10.2 Mortgage Deed and Security Agreement, effective as of December 20, 2004, by and between AGU Entertainment Corp. and Mitchell Entertainment Company. AGU will furnish to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

            10.3 Master Security Agreement, effective as of December 20, 2004, by and among AGU Entertainment Corp., The Tube Music Network, Inc., Pyramid Records International, Inc. and Mitchell Entertainment Company. AGU will furnish to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

            10.4 Assignment of Rents, Leases and Deposits, effective as of December 20, 2004, by and between AGU Entertainment Corp. and Mitchell
Entertainment Company. AGU will furnish to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

            10.5 Subordination Agreement, effective as of December 20, 2004, by and between Charley Zeches, in her capacity as trustee of Lakes Holding Trust, and Mitchell Entertainment Company, as agreed to, accepted and acknowledged by AGU Entertainment Corp. AGU will furnish to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

            10.6 Registration Rights Agreement, effective as of December 20, 2004, by and between AGU Entertainment Corp. and Mitchell Entertainment Company. AGU will furnish to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

            10.7 Environmental Indemnity Agreement, effective as of December 20,2004, by and among AGU Entertainment Corp., The Tube Music Network, Inc., Pyramid Records International, Inc. and Mitchell Entertainment Company. AGU will furnish to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

            10.8 Mortgage Deed and Security Agreement, effective as of December 20, 2004, by and between AGU Entertainment Corp. and Charley Zeches, in her capacity as Trustee of Lakes Holding Trust U/A. AGU will furnish to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

            10.9 Assignment of Rents, Leases and Deposits, effective as of December 20, 2004, by and between AGU Entertainment Corp. and Charley Zeches, in her capacity as Trustee of Lakes Holding Trust U/A. AGU will furnish to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

            10.10 Amendment No. 2 to Agreement for Purchase and Sale, dated as of November 30, 2004, by and between AGU Entertainment Corp. and Charley Zeches, in her capacity as Trustee of Lakes Holding Trust U/A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 29, 2004                      AGU ENTERTAINMENT CORP.


                                                By: /s/ John W. Poling
                                                   -----------------------------
                                                Name: John W. Poling
                                                Title:   Chief Financial Officer